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                                                                  Exhibit 10.11

                                                     WARRANT TO PURCHASE 86,962
                                                     SHARES OF COMMON STOCK


                              SELLING AGENT WARRANT

                              Dated: July 12, 2000


         THIS CERTIFIES THAT PITTSFORD CAPITAL MARKETS, INC. (herein sometimes called the "Holder") is entitled to purchase from MONTANA MILLS BREAD CO., INC., a Delaware corporation (the "Company"), at the lesser of: (a) $10.00 per share; or (b) 150% of the per share price of the Company's common stock offered in an initial public offering (if one should occur) and during the period hereinafter specified, up to 86,962 shares of the Common Stock, $.001 par value, of the Company (the "Common Stock"). This Selling Agent Warrant (this "Warrant") is issued pursuant to an Selling Agent Agreement between the Company and Pittsford Capital Markets, Inc. (the "Selling Agent"), in connection with a private placement (the "Offering"), of Subordinated Convertible Debentures at varying rates of interest pursuant to a Confidential Private Placement Memorandum dated May 12, 2000 (the "Memorandum"), in consideration of $5.00 received by the Company for this Warrant. Except as otherwise expressly provided herein, the shares of Common Stock issued upon exercise of this Warrant shall bear the same terms and conditions described under the caption "Description Of The Securities" in the Memorandum, except that the Holder shall have registration rights under the Securities Act of 1933, as amended
(the "Act"), for this Warrant and the Common Stock underlying this Warrant, as more fully described in Section 6.

         Each certificate evidencing the Registrable Securities (as hereinafter defined) shall bear the appropriate restrictive legend set forth below, except that any such certificate shall not bear such restrictive legend if (a) it is transferred pursuant to an effective registration statement under the Act or in compliance with Rule 144 or Rule 144A promulgated under the Act, or (b) the Company is provided with an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is not required in order to establish compliance with the provisions of the Act:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE SELLING AGENT WARRANT COVERING REGISTRATION RIGHTS PERTAINING TO THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE OFFICE OF THE COMPANY AT ROCHESTER, NEW YORK."

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Unless the context otherwise requires, all references herein to a "Section"
shall mean the appropriate Section of this Warrant.

         1. EXERCISE PRICE AND PERIOD. The rights represented by this Warrant shall be exercised at the price and during the periods set forth below:

            (a) Between July 12, 2000 and July 11, 2005 (the "Expiration Date") inclusive, the Holder shall have the right to purchase hereunder 86,962 shares of Common Stock at a price equal to the lesser of: (1) $10.00 per share; or
(2) 150% of the per share price of the Company's common stock issued in an initial public offering should one occur (the "Share Exercise Price").

            (b) After the Expiration Date, the Holder shall have no right to purchase any shares of Common Stock hereunder.

         2. EXERCISE. The rights represented by this Warrant may be exercised, in whole or in part (with respect to shares of Common Stock, by the Holder at any time within the period specified in Section 1 by: (a) surrender of this Warrant for cancellation (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (b) payment to the Company of the Exercise Price for the number of shares of Common Stock specified in the such purchase form, together with the amount of applicable stock transfer taxes, if any; and (c) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by all of the terms and conditions of this Warrant, including without limitation the provisions of Sections 6 and 7. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date on which all of the provisions of this Section 2 are satisfied, and the person(s) designated in the purchase form shall become the holder(s) of record of the shares of Common Stock issuable upon such exercise at that time and date. The certificates representing the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen business days, after this Warrant shall have been so exercised.

         3. TRANSFER OF WARRANT.

            (a) Prior to the Expiration Date, this Warrant shall be freely transferable, in whole or in part, subject to the other terms and conditions hereof and to compliance with applicable Federal and state securities laws; provided, however, that this Warrant shall be immediately exercised upon any such transfer to any person or entity that is not a shareholder, director or officer of the Holder and that if this Warrant is not so exercised upon a transfer to any person or entity which is not a shareholder, director or officer of the Holder, that this Warrant shall immediately lapse.

            (b) Any transfer of this Warrant permitted by this Section 3 shall be effected by: (i) surrender of this Warrant for cancellation (with the assignment form attached hereto properly executed) at the office of the Company referred to in Section 2; (ii) delivery of a certificate (signed, if the Holder is a corporation or partnership, by an authorized officer or



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partner thereof), stating that each transferee designated in the assignment form is a permitted transferee under this Section 3; and (iii) delivery of an opinion of counsel stating that the proposed transfer may be made without registration or qualification under applicable Federal or state securities laws. This Warrant shall be deemed to have been transferred, in whole or in part to the extent specified, immediately prior to the close of business on the date the provisions of this Section 3(b) are satisfied, and the transferee(s) designated in the assignment form shall become the holder(s) of record at that time and date. The Company shall issue, in the name(s) of the designated transferee(s) (including the Holder if this Warrant has been transferred in part) a new Warrant or Warrants of like tenor and representing, in the aggregate, rights to purchase the same number of shares of Common Stock as are then purchasable under this Warrant. Such new Warrant or Warrants shall be delivered to the record holder(s) thereof within a reasonable time, not exceeding fifteen business days, after the rights represented by this Warrant shall have been so transferred. As used herein (unless the context otherwise requires), the term "Holder" shall include each such transferee, and the term "Warrant" shall include each such transferred Warrant.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise of this Warrant shall, upon issuance in accordance with the terms hereof, be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the Holder thereof. The Company further covenants and agrees that within a reasonable amount of time subsequent to the period within which this Warrant may be exercised, the Company shall have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant.

         5. SHAREHOLDERS' RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         6. REGISTRATION RIGHTS.

            (a) CERTAIN DEFINITIONS. As used herein, the term:

                (i) "Registrable Securities" shall mean this Warrant and/or the shares of Common Stock issued or issuable upon exercise of this Warrant, as the same shall be so designated by the Holder.

                (ii) "50% Holder" shall mean the Holder(s) of at least 50 percent of the total number of shares of Common Stock comprising the Registrable Securities (whether or not this Warrant has been exercised), and shall include any Holder or combination of Holders.

            (b) "PIGGYBACK" REGISTRATION. If any time prior to the Expiration Date, the Company shall advise the Holder, whether the Holder holds this Warrant or has exercised this Warrant and holds any of the Common Stock, by written notice at least four weeks prior to the filing of any Registration Statement under the Securities Act of 1933, as amended, (other than a Registration Statement relating to an initial public offering of securities of the Company or a Registration Statement on Form S-8 or its counterpart), covering any securities of the Company, whether for its own account or for the account of others, and shall, upon the request of the Holder, include in any such Registration Statement such information as may be required to permit a public offering of any or all of the Registrable Securities of the Holder, all at no expense


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whatsoever to the Holder, except that each Holder whose Registrable Securities are included in such registration shall bear the fees of its own counsel and any underwriting discounts or commissions applicable to the Registrable Securities sold by it. In the event the Holder includes the Registrable Securities in such registration statement, the Holder agrees to execute such lock-up agreements which may be requested by the Company's underwriters. In no event will the registration rights granted by this section apply to an initial public offering of any securities of the Company.

            (c) FURTHER RIGHTS. Any registration rights granted hereunder are expressly and fully subject and subordinate to any registration rights granted to Cephas Capital pursuant to a Registration Rights Agreement dated June 22, 2000. The registration rights provided by this Section 6 may be exercised by the Holder either prior or subsequent to its exercise of this Warrant.

            (d) FURTHER OBLIGATIONS OF COMPANY. With respect to all registrations under this Section 6, the Company shall: (i) supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; and (ii) do any and all other acts and things which may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Registrable Securities.

         7. INDEMNIFICATION.

            (a) INDEMNIFICATION BY THE COMPANY. As used in this Section 7, the term "Liabilities" shall mean any and all losses, claims, damages and liabilities, and actions and proceedings in respect thereof, including without limitation all reasonable costs of defense and investigation and all attorneys' fees. If and when, pursuant to Section 6, a Registration Statement relating to any Registrable Securities is filed under the Act, or amended or supplemented, the Company shall indemnify and hold harmless each Holder of Registrable Securities included in such registration statement, amendment or supplement (each, a "Distributing Holder"), and each person (if any) who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such Registrable Securities, and each person (if any) who controls (within the meaning of the Act) any such underwriter, from and against all Liabilities, joint or several, to which the Distributing Holder or any such controlling person or underwriter may become subject, under the Act or otherwise, insofar as such Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Liabilities arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Distributing Holder or by any other Distributing Holder for use in the preparation thereof. The foregoing indemnity shall be in addition to any other liability that the Company may otherwise have.

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            (b) INDEMNIFICATION BY HOLDER. The Distributing Holder(s) shall indemnify and hold harmless the Company, and each of its directors, each nominee (if any) named in any preliminary prospectus or final prospectus constituting a part of such registration statement, each of its officers who have signed such registration statement and such amendments or supplements thereto, and each person (if any) who controls the Company (within the meaning of the Act) against all Liabilities, joint or several, to which the Company or any such director, nominee, officer or controlling person may become subject, under the Act or otherwise, insofar as such Liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, preliminary prospectus, final prospectus, or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such Liabilities arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished by such Distributing Holder(s) for use in the preparation thereof. The foregoing indemnity shall be in addition to any other liability that the Distributing Holder(s) may otherwise have.

            (c) PROCEDURE. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            (d) LIMITATION. Notwithstanding the foregoing, if the Registrable Securities are to be distributed by means of an underwritten public offering, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with such underwriting are in conflict with the provisions of this Section 7, the provisions of such underwriting agreement shall be controlling, provided that the Holder is a party to such underwriting agreement.

         8. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without reference to such State's laws regarding the conflict of laws.

         9. AMENDMENT OR WAIVER. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and any 50% Holder; provided,


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however, that such amendment, waiver or modification applies by its terms to each Holder; and provided further, that a Holder may waive any of its rights or the Company's obligations to such Holder without obtaining the consent of any other Holder.

         IN WITNESS WHEREOF, MONTANA MILLS BREAD CO., INC. has caused this Selling Agent Warrant to be signed by its duly authorized officer and to be dated as of the date set forth on the first page hereof.


                                                  MONTANA MILLS BREAD CO., INC.


                                                  By: /s/ Eugene O'Donovan
                                                      -------------------------
                                                      Name: Eugene O'Donovan
                                                      Title: President


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                                  PURCHASE FORM


                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ________ shares of Common Stock, $.001 par value, of MONTANA MILLS BREAD CO., INC. (the "Company") and (i) herewith makes payment of an aggregate of $____________ therefor to the extent of ________ shares of Common Stock of the Company. The undersigned requests that the certificates for the shares of such Common Stock be issued in the name(s) of, and delivered to, the person(s) whose name(s) and address(es) are set forth below:


Dated:
       ------------------------


                                      -----------------------------------------
                                      Name:



                                      -----------------------------------------
                                      Address:



Signatures guaranteed by:


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Taxpayer Identification Number:


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                                  TRANSFER FORM


                  (TO BE SIGNED ONLY UPON TRANSFER OF WARRANT)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ___________________________________________ the right to purchase shares of the Common Stock, $.001 par value per share, of MONTANA MILLS BREAD CO., INC. (the "Company") represented by the foregoing Warrant to the extent of ______ shares of Common Stock and appoints ______________________ attorney to transfer such rights on the books of the Company, with full power of substitution in the premises.


Dated:
       ------------------------


                                      -----------------------------------------
                                      Name:



                                      -----------------------------------------
                                      Address:



Signatures guaranteed by:


-------------------------------


Taxpayer Identification Number:


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